UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 9, 2015

Alaska Communications Systems Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-28167	52-2126573
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Telephone Avenue, Anchorage, Alaska		99503-6091
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(907) 297-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 9, 2015, the Board of Directors (the “Board”) of Alaska Communications Systems Group, Inc. (the “Company”) amended and restated the Company’s by-laws (as so amended and restated, the “By-Laws”). The amendments:

•	remove the requirement that, unless otherwise set by the Board, the annual meeting of stockholders must be held on the first Tuesday in April;

•	clarify the operation of the Company’s majority voting standard in uncontested elections of directors, including the procedure to be followed if a director fails to receive the votes of a majority of the shares present in person or represented by proxy at a stockholder meeting;

•	clarify the procedure for the Board to set a record date in connection with any action by written consent of the stockholders;

•	clarify the requirements for stockholders to nominate directors or bring other business before an annual meeting of stockholders (but the amendments do not change the dates on which director nominations or proposals of other business must be received by the Company in order to be in compliance with the By-Laws);

•	clarify that a director may be removed with or without cause at any time by the affirmative vote of the holders of a majority of the voting power of all outstanding shares and that only the remaining directors can fill any vacancy on the Board;

•	clarify the procedures around the issuance of uncertificated shares by the Company; and

•	make certain other non-substantive language and conforming changes and other technical edits and updates.

The amendments to the By-Laws became effective on June 9, 2015.

The foregoing description of the amendments to the By-Laws is qualified in its entirety by reference to the full text of the By-Laws, a copy of which is attached as Exhibit 3.2 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of Shareholders of the Company was held on June 9, 2015. Shareholders representing 42,265,456 shares, or 84.13%, of the common shares outstanding as of the April 13, 2015 record date were present in person or represented at the meeting by proxy.

(b)	The matters voted upon at the meeting, and the number of votes cast for, against or withheld, as well as the number of abstention and non-votes, as applicable, are set forth below:

Proposal 1 - Election of Board of Directors;

The six (6) nominees to serve as directors, which constituted the entire Board as of the meeting date, were all reelected to serve as directors by the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Edward (Ned) J. Hayes, Jr.	19,647,724	1,623,116	327,201	28,640,853
Margaret L. Brown	19,278,597	1,952,186	367,259	28,640,852
David W. Karp	19,474,550	1,737,827	385,664	28,640,853
Peter D. Ley	19,248,552	1,941,979	407,510	28,640,853
Brian A. Ross	19,178,533	2,024,981	394,528	28,640,852
Anand Vadapalli	19,517,106	1,724,944	355,991	28,640,853

Proposal 2 –Advisory approval of the Company’s executive compensation;

The Company proposal requesting that shareholders approve executive compensation, on an advisory basis, was approved with the following vote:

For	Against	Abstain	Broker Non-Votes
17,470,474	3,611,546	516,020	20,667,416

Proposal 3 –Ratification of the appointment of the Company’s independent registered public accounting firm;

The Company proposal requesting ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014 was approved with the following vote:

For	Against	Abstain	Broker Non-Votes
39,719,604	1,943,344	602,508	0

Item 7.01 Regulation FD Disclosure.

A copy of material that was used in an investor presentation delivered by the Company’s CEO following the annual meeting of shareholders is available on the Company’s website at www.alsk.com and will remain there for at least ninety (90) days.

The information contained in this Current Report on Form 8-K that is furnished under this Item 7.01 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

3.1	Amended and Restated By-Laws, Alaska Communications Systems Group, Inc., dated June 9, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alaska Communications Systems Group, Inc.

June 15, 2015	By:	/s/Leonard Steinberg

Name: Leonard Steinberg
Title: Corporate Secretary

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Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated By-Laws, Alaska Communications Systems Group, Inc., dated June 9, 2015